Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, the Chief Financial Officer of Gladstone Capital Corporation (the “Company”), hereby certifies on the date hereof, pursuant to 18 U.S.C. § 1350(a), as adopted pursuant to Section 906 of The Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-K for the fiscal year ended September 30, 2010 (the “Form 10-K”), filed concurrently herewith by the Company, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 22, 2010

/s/  GRESFORD GRAY
Gresford Gray
Chief Financial Officer